CPG INTERNATIONAL

Building Products. Better.

AZEK
Building Products

2008 Second Quarter Earnings Call

August 7, 2008

Exhibit 99-2

Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-looking statements, the
Company cautions you not to place undue reliance on these statements.  For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see “Management’s Discussion and
Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s current and future Annual Reports on Form 10-K and Quarterly
Reports on Form 10-Q.

ADJUSTED EBITDA STATEMENT

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings (adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our credit agreements and the indenture governing the notes and accordingly, is important to the Company’s liquidity and ability to borrow under its debt instruments.  Adjusted EBITDA is calculated similarly under both the credit agreements and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations and amounts payable pursuant to the management agreement with AEA Investors.  In addition, consolidated net income is adjusted to exclude certain items, including non-
recurring charges with respect to the closing of the acquisition of Compos-A-Tron Manufacturing, (the “Composatron Acquisition”), the closing of the acquisition of Procell Decking Systems (the “Procell Acquisition”) and the related financing transactions, as well as certain other nonrecurring or unusual charges.  Please see the Company’s December 31, 2007 10-K, which contains a detailed description of our covenants and a thorough description of our use of Adjusted
EBITDA, and the use of Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreements and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreements and indenture, as discussed above.  Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted EBITDA.  For a reconciliation of Adjusted EBITDA to net income, please see the Appendix to this presentation.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a manufacturer of market-leading brands of highly engineered, premium, low-
maintenance building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications.  The Company’s products are marketed under several brands including AZEK ® Trimboards, AZEK® Deck, AZEK®
Moulding, Premier and Trademark Railing, Santana Products, Comtec, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec ®, as well as many other brands. For additional information on CPG please visit our web site at http:// www.cpgint.com.

Please note:

To access the conference call, please dial (866) 315-3365, and use conference ID code 57100152.  An encore presentation will be available for one week after the completion of the call.  In order to access the encore presentation, please dial (800) 642-1687 or (706) 645-9291, and use the conference ID code 57100152.

2008 Second Quarter Financial Highlights

Market Conditions:            Housing starts down 27% from prior year

             Raw material costs up 35.1% from prior year Q2

Revenue:                                                $75.4mm Q2 2008 vs. $77.1mm in Q2 2007

Scranton Products growth and Composatron Acquisition
partially offset decline in residential and industrial
products

Gross Margin:                              23.1% vs. 28.1% in 2007

Material costs and lower volumes offset by efficiencies

SG&A:                                                          $13.2mm Q2 2008 vs. $12.0mm in Q2 2007

Increased expenses from the Composatron and Procell
Acquisitions

Adjusted EBITDA:               Down 28.3% to $10.5mm; 13.9% Adjusted EBITDA
                                                                                       margin

Net Income/Loss:                 $2.8mm loss, down from $1.0mm net income in
                                                                                       2007

Quarter Highlights

Introduction

Mission:

Be the Leading Supplier of Premium

Low Maintenance Building Products

Objective

Mission and Objectives

Increase market penetration

Geographies

Multi-Product offering

Distribution channels

Improve cost position

Operational efficiency

Functional excellence

Leverage scale

Product Leadership/Innovation

New products

Product enhancements

Expanded R&D

Operational Highlights – Scranton Products

Increasing Market Penetration:

Regaining market share in Commercial business

Actively engaging Pinnacle dealers and productive reps

Successful bid season resulting in revenue gains in Q2

Focus on improving customer experience with improved CSR department

Improving Cost Position:

Lowered Q2 conversion costs 25%

Managing working capital tightly, inventory down 21%

Product Leadership:

Fire rated line of partitions

Quarter Highlights

Operational Highlights – AZEK

Increasing Market Penetration:

Volume continues to outpace underlying markets

Channel reduced inventory levels in Q2 after winter buy

Expanded AZEK product offering being well received by dealers

Home Depot test continues, increasing revenue

Improving Cost Position:

Scranton decking manufacturing on-line

Improved scheduling/production planning

Optimizing production efficiencies

Product Leadership:

Porch plank launch well received

Railing product introduced to AZEK channel

Mouldings line continues to grow

Quarter Highlights

AZEK
SP
$77.1
$82.6
$59.6
$94.2
$75.4
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

Volume
ASP
$1.41
$1.38
$1.37
$1.32
$1.50
54.7
60.0
43.5
71.4
50.3
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

Quarterly Revenue

Financial Overview

YOY $(1.7)

or (2.2)%

Revenue

($ in millions)

Volume & ASP

(lbs in millions)

Q2 ’07 Rev                                $77.1

Composatron PF ’07(1)                  4.7

Q2 ’07 PF Rev                          $81.8

AZEK                                           (7.5)

SP                                                 1.1

Q2 ’08 Rev                                $75.4

Pro Forma Variance Analysis

($ in millions)

YOY revenue (2.2)%

SP sales channel repositioning
shows positive results

Inventory reduction in residential
markets

YOY $(6.4)

or (7.8)%

Footnote:

(1)  Excludes $2.9mm of non-railing revenue in 2007.

Adjusted EBITDA
Margin
19.0%
20.0%
17.8%
19.2%
13.9%
$14.7
$16.5
$10.6
$18.1
$10.5
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

28.1%
28.5%
26.1%
26.4%
23.1%
15.6%
16.1%
18.3%
13.1%
17.6%
Gross Margin
SG&A
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

Quarterly Earnings

YOY Adj. EBITDA down 28.3%

Higher material costs and lower
volumes

Increased SG&A due to Composatron
Acquisition

Financial Overview

Adjusted EBITDA

($ in millions)

Gross Margin/SG&A

(% of revenue)

Q2 ’07 Adj. EBITDA                                  $14.7

Composatron PF ’07                               1.2

Q2 ’07 PF Adj. EBITDA                        $15.9

Change                                         (5.4)

Q2 ’08 Adj. EBITDA                                  $10.5

Variance Analysis

($ in millions)

YOY $(4.1)

or (28.3)%

YOY $(5.4)

or (34.0)%

Reported Revenue
Pro Forma
$185.8
$14.3
$171.5
$176.6
$7.1
$169.5
YTD '07
YTD '08

Reported EBITDA
Pro Forma
$39.8
$3.7
$36.1
$30.4
$28.6
YTD '07
YTD '08

Year to Date Performance

Financial Overview

Revenue / Pro Forma

($ in millions)

Pro Forma Adj. EBITDA

($ in millions)

YTD Q2 ’07 Rev                      $171.5

Composatron PF ’07(1)                10.9

Procell PF ’07                                3.4

YTD Q2 ’07 PF Rev                $185.8

AZEK                                           (7.7)

SP                                                (1.5)

YTD Q2 ’08 PF Rev(1)                         $176.6

Pro Forma Variance Analysis

($ in millions)

Pro forma revenue outpacing
underlying markets

Profitability impacted by material
costs

Footnote:

(1)  Excludes $4.7mm of non-railing revenue in 2007.

Footnote:

(1)  Excludes $4.7mm of non-railing revenue in 2007and $0.8mm in 2008.

YOY $(9.4)

or (23.7)%

YOY $(9.2)

or (5.0)%

CPG INTERNATIONAL

$3.2
$4.6
$4.1
$1.5
$0.8
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

$5.7
$2.3
YTD '07
YTD '08

$8.4
$7.4
$7.3
$21.8
$17.0
$14.4
2002
2003
2004
2005
2006
2007
2008E

Capital Expenditures

Strategic projects and maintenance
investment continues

Ample capacity to serve market

Financial Overview

YOY $(2.4)

or (75.0)%

Quarter Cap Ex

($ in millions)

Historical Cap Ex

($ in millions)

$8 - $13

YTD Cap Ex

($ in millions)

YOY $(3.4)

or (59.6)%

Days
108
61
55
58
72
$37.1
$35.8
$52.4
$47.2
$46.0
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

Days
45
36
47
45
50
$38.2
$32.6
$30.7
$50.7
$40.8
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

% TTM Rev
16.8%
14.3%
17.9%
18.8%
16.4%
$48.5
$43.8
$56.4
$57.6
$53.9
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

Working Capital Management

Tightly managing working capital

Deck FG inventory and Railing
account for higher inventory

AR days in line

AP in line with historical norms

Financial Overview

YOY $8.9

or 24.0%

Inventory and Inv Days

($ in millions)

AR and AR Days

($ in millions)

YOY $2.6

or 6.8%

Inv/AR/Prepaid less AP/Accrued(1)

($ in millions)

Footnote:

(1)  Excludes $2.7mm of accrued earn-out.

$267.2
$267.9
$275.3
$302.5
$301.6
4.5x
4.2x
4.3x
4.7x
5.1x
Net Debt
Net Debt/Adj.EBITDA
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

Revolver
Cash
$57.3
$56.3
$48.2
$56.6
$51.9
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

Liquidity Position

Financial Overview

Net Debt(1) & Net Debt/Adj. EBITDA(2)

($ in millions)

Liquidity

($ in millions)

Liquidity levels remain comfortable

Liquidity position at $51.9mm

Focused on Cash

Trailing Twelve Month June 30, 2008 Adjusted Pro Forma EBITDA of
$59.0mm

Footnotes:

(1)

Net debt defined as total debt and capital lease obligations less cash

(2)

Trailing twelve month pro forma adjusted EBITDA as defined in Credit Agreements

Low

High

$57mm

$65mm

2007 Guidance

(1) In preparation of our Adjusted EBITDA, we used a basis similar to actual interest, depreciation, amortization and taxes reported for 2007, subject to the timing of the Procell and Composatron Acquisitions.

2008 Adjusted EBITDA Guidance(1)

Downside:

Housing market deteriorates further

Recession impacts remodeling market

Recession impacts industrial markets

Resin prices escalate further

Upside:

Higher AZEK®
Trim/Moulding/Deck/Railing growth

Increased market penetration for
AZEK products

Improved material cost

Operational efficiencies

APPENDIX

Net Income to Adjusted EBITDA Reconciliation

Appendix

_____________________

(1) Represents the pro forma effect from Procell Decking and Composatron as if the Procell Acquisition and the Composatron
Acquisition took place on January 1, 2007, as defined by our credit agreement.

16

Add:

Less:

Six

Six

Months

Months

Twelve Months

Year Ended

Ended

Ended

Ended

(Dollars in thousands)

December 31,

June 30,

June 30

,

June 30

,

200

7

2008

2007

200

8

Net

(loss) income

$

4,627

$

       (

752

)

$

6,243

$

(2,

368

)

Interest expense, net

33,698

18,079

16,921

34,856

Income tax

expense

(benefit)

3,760

(

563

)

3,828

(

631

)

Depreciation and amortization

1

8

,

157

9,9

89

8,129

20,017

EBITDA

60

,

242

2

6,753

3

5,121

5

1,874

Relocation and hiring costs

—

310

—

310

Com

posatron

non

-

recurring charges

—

150

—

150

Management fee

and expenses

1,733

1,068

766

2,035

Severance costs

1,009

125

61

1,073

Settlement charges

500

26

500

26

Gain on sale of property

(422

)

—

(443

)

21

Santana Acquisition costs

13

—

13

—

Procell non

—

recurring charges

60

—

60

—

Registration expenses

related to Notes

—

19

2

—

192

Adjusted EBITDA

$

63,135

$

28,

62

4

$

36,078

$

55,

68

1

Pro forma adjustments

(1)

5,266

1,736

3,725

3,277

Adjusted EBITDA with pro forma adjustments

$

68,401

$

30,3

60

$

3

9,803

$

58,95

8

(lbs in thousands)	Q1 2008	Q2 2008	TOTAL
AZEK Building Products	60,305	36,180	96,485
Scranton Products	11,084	14,113	25,197
Total	71,389	50,293	121,682

	Q1 2007	Q2 2007	TOTAL
AZEK Building Products	60,581	40,481	101,062
Scranton Products	12,873	14,187	27,060
Total	73,454	54,668	128,122

Quarterly Volume Information

Appendix

CPGINTERNATIONAL

CPGINTERNATIONAL
Building Products. Better.
AZEK
Building Products
SCRANTON PRODUCTS
AZEK Trim
AZEK Deck
AZEK Moulding
CELTEC
Vycom
Division of AZEK Building Products
Flametec
HITEC
HIGH DENSITY POLYETHYLENE (HDPE)
SEABOARD
COMTEC
INDUSTRIES
HINY HIDERS
Santana Products
CAPITOL
PARTITIONS INC.

Industrial

Commercial

Residential

Industrial

CPG

CPG

18